DEBT
                                                              STRATEGIES
                                                              FUND, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              August 31, 1998

                           DEBT STRATEGIES FUND, INC.

The Benefits and Risks of Leveraging

Debt Strategies Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                     Debt Strategies Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

For the six-month period ended August 31, 1998, the total investment return on the Fund's Common Stock was -5.56%, based on a change in per share net asset value from $10.15 to $9.12, and assuming reinvestment of $0.481 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.59%. For the three-month period ended August 31, 1998, the Fund's total investment return was -6.11%, based on a change in per share net asset value from $9.97 to $9.12, and assuming reinvestment of $0.242 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.44%. At the end of the August quarter, the Fund was 30.8% leveraged as a percentage of total assets, having borrowed $135.0 million of its $160.0 million credit facility at an average rate of 5.88%. (For a complete explanation of the benefits and risks of leverage, see page 1 of this report to shareholders.)

Portfolio Strategy

In the past few months, the financial markets have experienced unprecedented volatility. The risk premium has increased dramatically, as evidenced by a declining equity market, widening credit spreads and a general flight to quality that drove down Treasury yields. In August, the high-yield market's return was the worst in the last 15 years. The volatility in the financial markets negatively affected the Fund's performance during the six-month period ended August 31, 1998. In this environment, we continued to maintain a majority of investments in bank loans. On a relative value basis, high-yield bonds have become more attractive. However, until we see more stability in the capital markets, we expect to maintain at least a 45% weighting in floating rate secured loans.

By August 31, 1998, more than 97% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major international banks charge each other for US dollar-denominated deposits outside of the United States. Since the average reset on the Fund's floating rate investments is 38 days, the yield on the bank loan portion of the Fund is likely to move up or down within a one-month-two-month period after any LIBOR changes. By the end of August, LIBOR stood at 5.5%. At August 31, 1998, floating rate securities made up 51.7% of the market value of the Fund's investments, with an additional 47.3% invested in fixed rate, high-yield bonds. Approximately $25 million remained available under the leverage facility at the close of the period.

The leveraged loan market was strong through most of the six-month period ended August 31, 1998, but weakened marginally in August. Through most of the period, demand for bank loans was robust, as banks and other institutional investors competed for allocations of new bank transactions. This demand continued the trend in growing liquidity and the run up in prices for par loans (loans trading at or near face value) that we have seen since the beginning of 1998. However, as the liquidity in the capital markets dried up with the increased volatility, bank transactions announced in August offered wider LIBOR spreads than for those transactions closing in July. This spread expansion, approximating 1%-1.5% for a typical liquid bank transaction, caused existing loans in the market and in our portfolio to reprice to the market equilibrium. Par loans on average have repriced up to two points lower, or less than 2%, demonstrating the stability of this asset class in a difficult global environment.

Leveraged loan new-issue volume increased to $140 billion during the six-month period ended June 30, 1998, a 133% increase over the comparable period in 1997. (Leveraged loans are those at a spread of at least 1.5% over LIBOR.) This is the highest total of the 1990s. At the same time, secondary trading volume of leveraged loans reached $35.6 billion in the first half of 1998, a pace that puts it on track to exceed the record $62.0 billion for all of 1997.

With almost uninterrupted inflows of investor assets, yield spreads in the high-yield bond market remained at historically narrow levels through the first half of 1998. The high-yield bond market benefited from strong demand, a good economy, a record-breaking US stock market and low default rates. Beginning in early summer, the high-yield market was pressured by the disruptions in the Russian, Asian, Latin American and US equity markets. Liquidity became tight as high-yield outflows totaled $1.5 billion in August and yield spreads widened 200 basis points-250 basis points (2.00%-2.50%). As measured by the unmanaged Merrill Lynch High Yield Master Index, the high-yield market generated a return of -4.32% for the month of August, dragging the year-to-date total return down to +0.57%.

The high-yield market continued its record pace of new issuance through the first half of 1998, nearly equaling the total record issuance during all of 1997. Total first half issuance was $106 billion, which surpassed last year's comparable period by 83%, when $57 billion was issued. During the first half of the year, investors' appetites for risk increased, as zero coupon and prefunded cash-pay issues represented 21% of total issuance compared to 14% in 1997. Telecommunications borrowers continued to dominate the market, representing 25.5% of total issuance, or $32 billion. Although telecommunications represents a significant industry exposure for the Fund, we have gravitated to industry borrowers who are conservatively capitalized, have an existing infrastructure network and a growing subscriber base, and are moving toward completing their network expansion plans.

Overall, fundamentals for both the bank loan and high-yield bond markets have declined during the period, but still remain positive. Although downgrades by the credit rating agencies have exceeded upgrades in the past six months, the default rate still remains below the historic average. Downgrades have also been concentrated in the commodity sectors such as energy and metals and mining, which have been impacted by weaker demand in the developing global economies and more competitive imports. Our focus will continue to be to invest in those companies that are generating improved earnings trends or whose securities we believe are undervalued.

Our industry focus has been on those companies that have leading market shares, strong managements and improving cash flows. During the period, the best-performing industry sectors included cable television, advertising, publishing, and radio and television broadcasting. These industries not only had more stable cash flows than many of their cyclical counterparts, but also benefited from the substantial merger and acquisition activity in these sectors. A number of cyclical sectors underperformed the market at large. Paper and metals and mining were examples of such industry groups, resulting from the concerns over the longer-term effects of the Asian currency crisis on these industries. In certain cyclical areas we have been more willing to trade out of the unsecured bonds and into the senior secured bank debt in order to seek to limit the Fund's downside volatility. Underperforming sectors (exclusive of the commodity sectors) included telecommunications and technology. The technology group in general is suffering from oversupply and concomitant pricing pressure in such products as printed circuit boards and memory chips. Telecommunications issues underperformed primarily as a result of the large volume of zero-coupon issues that usually fall out of favor in illiquid, volatile markets.

At August 31, 1998, the Fund was fully invested. The Fund's average stated maturity was 7.4 years but had an expected average life of approximately 2 years-3 years as a result of the shorter average life of bank loans which are freely prepayable without call protection. At August 31, 1998, the Fund's floating rate investments were spread across 49 borrowers in 24 industries. Fixed rate investments were spread across 93 borrowers in 30 industries. (The "Portfolio Information" section on page 18 of this report to shareholders provides listings of the five largest industries and ten largest holdings represented in the Fund.)

New-issue volume in both the leveraged loan and high-yield bond markets has slowed considerably. Investors are digesting the huge growth in supply in both markets and the effect on domestic liquidity from the correction in the emerging fixed-income markets. Secondary bond markets are strong for higher-quality, large- capitalization issues, but very shallow for smaller issues and issues with any marginal credit deterioration.

In the near term, our outlook is for continued volatility in the high-yield bond market and a stabilizing leveraged loan market. Further Federal Reserve Board easings of the Federal Funds rate could be the catalyst that will bring liquidity back to the high-yield markets. Because new supply has been nonexistent, a return of confidence to the capital markets could produce an abrupt recovery in the high-yield market. The loan market, which has fared well in this correction, should continue to be less volatile than the high-yield market and benefit from a recovery in the capital markets. In the interim period before a rebound, demand is likely to remain dormant and constrain near-term supply, exacerbating the credit crunch. Borrowers who have to come to market will be forced to pay a premium spread. We will continue to be opportunistic in our high-yield bond and loan purchases, selling overvalued issues and sectors and buying undervalued ones. We will try to divest the Fund of lower-yielding loans to take advantage of forthcoming issues priced at wider LIBOR spreads. In the meantime, we expect to maintain our defensive position in secured floating rate bank debt until we see a turnaround beginning to occur in the high-yield market or until higher-quality bonds become excessively oversold.

We had less than 12.5% of the Fund's total assets invested in companies domiciled outside of the United States at period end, focusing primarily in Latin America, Canada and Western Europe. Emerging markets were down significantly during the reporting period, negatively affecting the performance of the Fund. For the six-month period ended August 31, 1998, emerging market exposure was 60% of our foreign holdings, or 7.5% of total assets, while less than 1% of the Fund's total assets were invested in distressed securities. We continue to believe that this market is less attractive near term after six years of sustained economic growth and because of continued volatility in the equity markets. We expect to see more attractive opportunities during the coming months.

In Conclusion

We appreciate your ongoing investment in Debt Strategies Fund, Inc., and we look forward to reviewing our strategy with you again in our next report to shareholders.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ R. Douglas Henderson

R. Douglas Henderson
Senior Vice President and
Portfolio Manager

October 15, 1998

                                     Debt Strategies Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS

                          S&P   Moody's            Face                                                                   Value
INDUSTRIES              Rating  Rating            Amount            Corporate Debt Obligations              Cost        (Note 1a)
===================================================================================================================================
Advertising--1.1%       B        B1         US$  3,000,000  Outdoor Systems, Inc., 8.875% due
                                                            6/15/2007 (b)                               $  2,977,439   $  3,015,000
===================================================================================================================================
Aerospace--1.0%         NR*      NR*             2,718,215  KF Industries Inc., Term B, due
                                                            10/15/2005**                                   2,735,204      2,725,011
===================================================================================================================================
Agricultural            B        B2              3,000,000  Sun World International Inc., 11.25% due
Products--1.1%                                              4/15/2004                                      3,146,250      3,157,500
===================================================================================================================================
Aircraft & Parts--0.5%  B-       B3              1,500,000  Argo-Tech Corp., 8.625% due 10/01/2007         1,500,000      1,387,500
===================================================================================================================================
Amusement &             B        B2              2,000,000  AMC Entertainment Inc., 9.50% due 3/15/2009    2,082,500      1,840,000
Recreational            NR*      NR*             1,364,329  AMF Group, Inc., Term C, due 3/31/2002**       1,361,468      1,366,035
Services--4.2%          B-       B3              1,000,000  Hollywood Theaters Inc., 10.625% due
                                                            8/01/2007                                      1,000,000        970,000
                                                            Metro Goldwyn Mayer (MGM)**:
                        NR*      NR*             2,585,000   Revolving Credit, due 9/30/2003               2,585,000      2,520,375
                        NR*      NR*             2,000,000   Term A, due 12/31/2005                        1,990,782      1,992,500
                        B        B2              3,350,000  Riddell Sports, Inc., 10.50% due 7/15/2007     3,393,875      3,182,500
                                                                                                        ------------   ------------
                                                                                                          12,413,625     11,871,410
===================================================================================================================================
Apparel--2.1%                                               Arenabrands**:
                        NR*      NR*             1,686,735   Term A, due 6/01/2002                         1,688,843      1,693,060
                        NR*      NR*             3,136,272   Term B, due 6/01/2002                         3,140,192      3,148,033
                        B-       B3              1,175,000  GFSI, Inc., 9.625% due 3/01/2007               1,198,500      1,186,750
                                                                                                        ------------   ------------
                                                                                                           6,027,535      6,027,843
===================================================================================================================================
Automotive              NR*      B1              1,437,301  Advanced Accessory, Term B, due
Equipment--4.6%                                             10/30/2004**                                   1,434,755      1,445,027
                        B-       B3              2,000,000  Cambridge Industries, Inc., 10.25% due
                                                            7/15/2007                                      2,000,000      1,920,000
                        NR*      NR*             3,000,000  Federal-Mogul Corporation, Term B, due
                                                            12/31/2005**                                   2,985,912      2,992,500
                        B-       B3              1,000,000  Newcor Inc., 9.875% due 3/01/2008              1,000,000        925,000
                        B-       NR*             3,000,000  Oxford Automotive, Inc., 10.125% due
                                                            6/15/2007 (b)                                  2,995,860      2,880,000
                        B-       B2              1,000,000  Trident Automotive, 10% due 12/15/2005         1,000,000      1,040,000
                        NR*      NR*             2,000,000  Walbro Corp., 10.125% due 12/15/2007           2,000,000      1,840,000
                                                                                                        ------------   ------------
                                                                                                          13,416,527     13,042,527
===================================================================================================================================
Broadcast--Radio        B-       B3              1,000,000  ACME Television LLC, 10.875% due 9/30/2004
& Television--3.3%                                          (d)                                              802,178        780,000
                        B-       B2              4,000,000  Capstar Broadcasting Partner, 9.25% due
                                                            7/01/2007 (b)                                  3,985,463      4,000,000
                        B-       B3                675,000  Granite Broadcasting Corp., 8.875% due
                                                            5/15/2008                                        673,041        651,375
                        NR*      NR*               675,000  Radio Unica Corporation, 11.75% due
                                                            8/01/2006 (d)                                    432,703        391,500
                                                            Regional Independent Media Group (b):
                        B-       B3                575,000   10.50% due 7/01/2008                            575,000        564,938
                        B-       B3     (pound)    650,000   12.875% due 7/01/2008 (d)                       590,811        544,278
                        B+       Ba3        US$  3,000,000  TV Azteca S.A. de C.V., 10.50% due
                                                            2/15/2007 (b)                                  3,228,750      2,370,000
                                                                                                        ------------   ------------
                                                                                                          10,287,946      9,302,091
===================================================================================================================================
Building &              BB+      Ba2             2,000,000  Kaufman and Broad Home Corporation, 7.75%
Construction--1.1%                                          due 10/15/2004                                 1,985,639      1,930,000
                        NR*      NR*         DM  2,000,000  Thyssen Schulte Bautechnik GmbH & Co. KG,
                                                            Term B, due 12/02/2003**                       1,093,546      1,130,496
                                                                                                        ------------   ------------
                                                                                                           3,079,185      3,060,496
===================================================================================================================================
Building                NR*      NR*        US$  3,218,540  Amerimax Holdings, Inc., Term C, due
Materials--5.0%                                             6/30/2004**                                    3,215,025      3,218,540
                        NR*      NR*             4,980,000  Dal-Tile International Inc., Term B, due
                                                            12/31/2003**                                   4,958,713      4,889,738
                        NR*      NR*             2,521,031  Euramax Holdings, Inc., Term B, due
                                                            6/30/2004**                                    2,518,278      2,521,031
                        NR*      B1              3,728,571  Falcon Building Products, Inc., Term, due
                                                            6/30/2005**                                    3,715,281      3,737,893
                                                                                                        ------------   ------------
                                                                                                          14,407,297     14,367,202
===================================================================================================================================
Cable Television                                            CSC Holdings Inc.:
Services--4.4%          BB+      Ba2               500,000   7.25% due 7/15/2008                             500,000        471,875
                        BB+      Ba2               650,000   7.625% due 7/15/2018                            649,358        598,000
                        B-       Caa             3,000,000  EchoStar DBS Communications Corporation,
                                                            12.50% due 7/01/2002 (b)                       3,000,000      3,030,000
                        BB-      B1              1,000,000  Globo Comunicacoes e Participacoes S.A.,
                                                            10.625% due 12/05/2008 (b)                     1,003,000        615,000
                        NR*      NR*             4,301,020  Marcus Cable Operating Co., Term A, due
                                                            12/31/2002**                                   4,301,020      4,290,268
                        NR*      NR*             1,928,595  NTL Group Inc., Term, due 1/31/1999**          1,928,595      1,927,390
                        B-       B3                500,000  Park 'N View Inc., 13% due 5/15/2008 (b)         500,000        465,000
                        NR*      B3                775,000  RCN Corporation, 11.002% due 7/01/2008
                                                            (b)(d)                                           461,829        410,750
                        B        B3              1,000,000  Supercanal Holdings S.A., 11.50% due
                                                            5/15/2005 (b)                                  1,000,000        838,600
                                                                                                        ------------   ------------
                                                                                                          13,343,802     12,646,883
===================================================================================================================================
Casinos--2.3%           B+       B2              3,000,000  Autotote Corporation, 10.875% due 8/01/2004    3,000,000      2,940,000
                        BB       Ba3             3,500,000  Grand Casinos, Inc., 10.125% due 12/01/2003    3,703,750      3,727,500
                                                                                                        ------------   ------------
                                                                                                           6,703,750      6,667,500
===================================================================================================================================
Chemicals--8.9%         BB       Ba3             1,000,000  Dine, S.A. de C.V., 8.75% due 10/15/2007
                                                            (b)                                              992,908        710,000
                                                            Foamex Corporation**:
                        NR*      NR*             1,979,371   Term B, due 6/30/2005                         1,994,216      1,986,175
                        NR*      NR*             1,799,428   Term C, due 6/30/2006                         1,812,924      1,806,738
                        B-       B2              6,000,000  Huntsman Corporation (Floater), 9.031% due
                                                            7/01/2007 (b)                                  6,000,000      5,835,000
                                                            Huntsman Specialty Chemicals**:
                        NR*      NR*             2,475,000   Term B, due 3/15/2004                         2,513,672      2,481,188
                        NR*      NR*             2,475,000   Term C, due 3/15/2005                         2,513,672      2,481,188
                        NR*      NR*             3,200,000  Lyondell Chemical Co., Term B, due
                                                            6/30/2005**                                    3,196,832      3,214,000
                        NR*      NR*             4,962,500  Pioneer American Holding Corporation, Term,
                                                            due 12/05/2006**                               4,957,969      4,937,688
                        BB-      NR*             3,000,000  Trikem S.A., 10.625% due 7/24/2007 (b)         2,996,276      1,995,000
                                                                                                        ------------   ------------
                                                                                                          26,978,469     25,446,977
===================================================================================================================================
Computer                NR*      NR*             4,962,500  DecisionOne Corporation, Term B, due
Equipment--1.7%                                             8/07/2005**                                    4,955,748      4,863,250
===================================================================================================================================
Consumer                                                    E & S Holdings Corp.**:
Products--5.4%          NR*      NR*             2,833,922   Revolving Credit, due 9/30/2003               2,833,922      2,699,310
                        NR*      NR*             3,328,431   Term A, due 9/30/2003                         3,200,098      3,153,689
                        NR*      NR*             1,944,445   Term B, due 9/30/2004                         1,954,167      1,804,688
                        NR*      NR*             1,944,445   Term C, due 9/30/2005                         1,954,167      1,805,903
                        NR*      NR*             1,111,111   Term D, due 3/31/2005                         1,116,667      1,032,639
                        NR*      NR*             2,164,063  Hedstrom Corp., Term B, due 6/30/2005**        2,156,862      2,169,473
                        B        B3                675,000  Home Products International Inc., 9.625%
                                                            due 5/15/2008 (Convertible)                      675,000        614,250
                        B+       Ba3             2,000,000  Shop-Vac Corp., 10.625% due 9/01/2003 (b)      2,180,000      2,110,000
                                                                                                        ------------   ------------
                                                                                                          16,070,883     15,389,952
===================================================================================================================================


                                      4 & 5

                                     Debt Strategies Fund, Inc., August 31, 1998

                          S&P   Moody's            Face                                                                   Value
INDUSTRIES              Rating  Rating            Amount            Corporate Debt Obligations              Cost        (Note 1a)
===================================================================================================================================
Diversified--3.8%                                           AmeriServe Food Company:
                        B+       B1         US$  3,000,000   8.875% due 10/15/2006                      $  3,000,000   $  2,707,500
                        B-       B3              3,000,000   10.125% due 7/15/2007                         3,000,000      2,707,500
                        BB-      Ba2             2,000,000  Gulf Canada Resources Limited, 9.25% due
                                                            1/15/2004                                      2,105,000      2,086,200
                        B-       B3              2,000,000  Insilco Corporation, 10.25% due 8/15/2007      2,000,000      2,010,000
                        BBB-     Ba3             2,000,000  Perez Companc, S.A., 8.125% due 7/15/2007
                                                            (b)                                            1,957,341      1,500,000
                                                                                                        ------------   ------------
                                                                                                          12,062,341     11,011,200
===================================================================================================================================
Drilling--2.2%          B+       B1              3,000,000  Cliffs Drilling Company, 10.25% due
                                                            5/15/2003                                      3,255,000      3,180,000
                        BBB-     Ba1             3,000,000  Falcon Drilling Company, Inc., 9.75% due
                                                            1/15/2001                                      3,172,500      3,015,000
                                                                                                        ------------   ------------
                                                                                                           6,427,500      6,195,000
===================================================================================================================================
Drug Stores--0.9%       NR*      NR*             2,493,750  Duane Reade Co., Term B, due 2/15/2005**       2,486,381      2,512,453
===================================================================================================================================
Electronics/Electrical                                      Amphenol Corporation**:
Components--3.6%        NR*      Ba3             2,104,375   Term B, due 3/31/2002                         2,143,832      2,116,870
                        NR*      Ba3             2,104,375   Term C, due 3/31/2003                         2,143,832      2,114,897
                        B+       B3              1,000,000  High Voltage Engineering Corp., 10.50% due
                                                            8/15/2004                                      1,000,000        950,000
                        NR*      B1              4,968,847  International Wire Group, Inc., Term B, due
                                                            9/30/2003**                                    4,964,653      4,981,269
                                                                                                        ------------   ------------
                                                                                                          10,252,317     10,163,036
===================================================================================================================================
Energy--5.8%            B        B1              2,000,000  Belco Oil & Gas Corp., 8.875% due 9/15/2007    2,000,000      1,660,000
                        B-       B3              3,000,000  Belden & Blake Energy Company, 9.875% due
                                                            6/15/2007                                      3,000,000      2,490,000
                        NR*      NR*             3,000,000  Clark Refining, Term, due 11/15/2004**         3,000,000      2,958,750
                        B-       B3                625,000  Continental Resources, Inc., 10.25% due
                                                            8/01/2008 (b)                                    625,000        556,250
                        B        B2              2,000,000  Cross Timbers Oil Company, 8.75% due
                                                            11/01/2009                                     2,000,000      1,800,000
                        B        B2              2,000,000  Forcenergy Inc., 8.50% due 2/15/2007           1,977,165      1,600,000
                        B+       B2              4,000,000  Snyder Oil Corporation, 8.75% due
                                                            6/15/2007                                      3,979,863      3,800,000
                        B-       B2              2,000,000  United Refining Company, 10.75% due
                                                            6/15/2007                                      2,000,000      1,820,000
                                                                                                        ------------   ------------
                                                                                                          18,582,028     16,685,000
===================================================================================================================================
Financial               B+       B1              3,000,000  Delta Financial Corporation, 9.50% due
Services--1.9%                                              8/01/2004                                      2,987,209      2,400,000
                        BBB-     Baa1            4,000,000  SB Treasury Company LLC (Sumitomo), 9.40%
                                                            (b)(f)                                         4,090,000      3,120,000
                                                                                                        ------------   ------------
                                                                                                           7,077,209      5,520,000
===================================================================================================================================
Food & Kindred          B-       B3              4,000,000  Envirodyne Industries, Inc., 10.25% due
Products--5.5%                                              12/01/2001                                     4,030,000      3,960,000
                                                            Favorite Brands International Inc.:
                        NR*      NR*             4,000,000   10.25% due 8/20/2007                          3,976,468      3,635,000
                        NR*      NR*             3,125,000   Term B, due 5/19/2005**                       3,120,452      3,078,125
                        NR*      NR*             3,278,226  International HomeFoods, Inc., Term A, due
                                                            11/21/2001**                                   3,276,187      3,270,030
                        B        B2              2,000,000  SC International Services, Inc., 9.25% due
                                                            9/01/2007                                      2,041,265      1,930,000
                                                                                                        ------------   ------------
                                                                                                          16,444,372     15,873,155
===================================================================================================================================
Forest Products--1.7%   B        B3              3,000,000  Ainsworth Lumber Company, 12.50% due
                                                            7/15/2007 (c)                                  2,922,204      3,030,000
                        B+       B3                350,000  Millar Western Forest Products Ltd.,
                                                            9.875% due 5/15/2008 (b)                         350,000        269,500
                        BB       Ba3             1,500,000  Tembec Finance Corp., 9.875% due 9/30/2005     1,556,250      1,530,000
                                                                                                        ------------   ------------
                                                                                                           4,828,454      4,829,500
===================================================================================================================================
Furniture &             NR*      NR*             5,000,000  Furniture Brands International Inc., Term,
Fixtures--1.7%                                              due 6/27/2007**                                5,000,000      5,000,000
===================================================================================================================================
General Merchandise                                         Specialty Retailers, Inc. (b):
Stores--1.0%            BB-      Ba3             1,500,000   8.50% due 7/15/2005                           1,500,000      1,402,500
                        B        B2              1,500,000   9% due 7/15/2007                              1,495,299      1,342,500
                                                                                                        ------------   ------------
                                                                                                           2,995,299      2,745,000
===================================================================================================================================
Grocery Stores--5.2%    NR*      NR*            14,942,308  Fred Meyer, Inc., Term, due 2/28/2003**       14,833,515     14,830,240
===================================================================================================================================
Health Services--
14.0%                   CC       B3              3,000,000  Graham-Field Health Products, Inc., 9.75%
                                                            due 8/15/2007                                  3,000,000      2,490,000
                        NR*      NR*             5,000,000  Integrated Health Services, Inc., Term C,
                                                            due 9/15/2005**                                5,025,000      4,996,875
                        NR*      NR*             4,889,191  MedPartners, Inc., Term B, due 6/08/2001**     4,872,035      4,815,853
                                                            Paracelsus Healthcare Corp.**:
                        NR*      NR*             1,381,333   Term A, due 3/31/2003                         1,374,674      1,379,607
                        NR*      NR*             2,000,000   Term B, due 3/31/2004                         1,990,281      1,998,750
                        B        B1              3,000,000  Physician Sales & Service Inc., 8.50% due
                                                            10/01/2007                                     2,988,998      2,925,000
                        NR*      NR*             5,000,000  Sterling Diagnostics Imaging, Inc., Term B,
                                                            due 9/30/2005**                                4,988,129      4,981,250
                                                            Sun Healthcare Group, Inc.:
                        B-       B2              3,000,000   9.50% due 7/01/2007                           3,000,000      2,805,000
                        NR*      Ba3             2,759,424   Term B, due 9/30/2003**                       2,767,899      2,757,698
                        NR*      Ba3             2,759,318   Term C, due 9/30/2003**                       2,767,761      2,757,594
                        BB-      Ba3             1,000,000  Tenet Healthcare Corp., 8.125% due
                                                            12/01/2008 (b)                                   996,186        967,500
                        NR*      NR*             5,000,000  Total Renal Care Holdings, Term, due
                                                            3/31/2008**                                    4,993,894      5,001,562
                        NR*      NR*             2,500,000  Wilson Great Batch, 13% due 7/10/2007 (b)      2,196,294      2,181,620
                                                                                                        ------------   ------------
                                                                                                          40,961,151     40,058,309
===================================================================================================================================
Hotels--0.5%            BB       Ba2             1,575,000  HMH Properties Inc., 7.875% due 8/01/2008      1,564,842      1,488,375
===================================================================================================================================
Manufacturing--0.7%     B+       B1              2,000,000  Bucyrus International, Inc., 9.75% due
                                                            9/15/2007                                      2,006,250      1,560,000
                        B-       B2                575,000  Globe Manufacturing Corp., 10% due
                                                            8/01/2008 (Convertible)                          575,000        550,562
                                                                                                        ------------   ------------
                                                                                                           2,581,250      2,110,562
===================================================================================================================================
Metals & Mining--       NR*      NR*             2,952,381  Adience, Inc., Holdco, Term, due
7.9%                                                        4/15/2005**                                    2,942,540      2,967,143
                        B        B3              2,000,000  Anker Coal Group Inc., 9.75% due 10/01/2007    2,030,000      1,760,000
                        B        B1                550,000  Bayou Steel Corp., 9.50% due 5/15/2008 (b)       544,852        503,250
                        B        B1              3,000,000  CSN Iron Panama, 9.125% due 6/01/2007 (b)      2,987,548      1,815,000
                        NR*      NR*             2,955,000  Centennial Inc., Revolving Credit, due
                                                            3/31/2002**                                    2,955,000      2,659,500
                        B        B2              5,000,000  G.S. Technologies Operating Co., 12% due
                                                            9/01/2004                                      5,425,000      5,400,000
                        BB       Ba2             2,000,000  Grupo Imsa S.A., 8.93% due 9/30/2004           1,999,441      1,550,000
                        BB       Ba3             3,000,000  Hysla, S.A. de C.V., 9.25% due 9/15/2007
                                                            (b)                                            2,983,897      1,905,000
                                                            Ispat International N.V.**:
                        NR*      NR*             1,300,000   Term B, due 7/15/2005                         1,298,397      1,298,375
                        NR*      NR*             1,300,000   Term C, due 7/15/2006                         1,298,393      1,298,375


                                      6 & 7

                                     Debt Strategies Fund, Inc., August 31, 1998

                          S&P   Moody's            Face                                                                   Value
INDUSTRIES              Rating  Rating            Amount            Corporate Debt Obligations              Cost        (Note 1a)
===================================================================================================================================
Metals & Mining         B-       B3         US$  1,000,000  Metal Management Inc., 10% due 5/15/2008
(concluded)                                                 (b)                                         $  1,000,000   $    830,000
                        B+       B2                550,000  Pen Holdings Inc., 9.875% due 6/15/2008 (b)      545,747        533,500
                                                                                                        ------------   ------------
                                                                                                          26,010,815     22,520,143
===================================================================================================================================
Packaging--1.9%         NR*      NR*             1,134,225  Packaging Resources Inc., 13% due
                                                            6/30/2003 (b)(c)                               1,078,817        785,728
                        NR*      NR*             4,811,232  Silgan Corp., Term B, due 6/30/2005**          4,835,288      4,805,218
                                                                                                        ------------   ------------
                                                                                                           5,914,105      5,590,946
===================================================================================================================================
Paper--9.0%             B-       B3              5,000,000  Gaylord Container Corp., 9.75% due
                                                            6/15/2007                                      5,000,000      4,325,000
                        BB-      Ba3             1,000,000  Pindo Deli Finance Mauritius, 10.75% due
                                                            10/01/2007                                       997,144        420,000
                        NR*      NR*             4,500,000  Repap New Brunswick, Inc., Term B, due
                                                            6/01/2004**                                    4,540,000      4,545,000
                        B+       B1              5,678,010  Riverwood International, Inc., Term A, due
                                                            2/28/2003**                                    5,685,107      5,665,589
                        NR*      Ba3             9,840,427  Stone Container Corporation, Term B, due
                                                            4/01/2000**                                    9,767,376      9,852,727
                        BB       Caa1            2,000,000  Tjiwi Kimia Finance Mauritius, 10% due
                                                            8/01/2004                                      1,990,334        820,000
                                                                                                        ------------   ------------
                                                                                                          27,979,961     25,628,316
===================================================================================================================================
Printing &              B        B2              2,000,000  Big Flower Press Holdings Inc., 8.875% due
Publishing--2.9%                                            7/01/2007                                      1,984,866      1,950,000
                        B-       B3              1,500,000  T/SF Communications Corp., 10.375% due
                                                            11/01/2007                                     1,478,512      1,462,500
                        NR*      NR*             4,987,500  Twenty First Inc., Term B, due 9/15/2005**     4,982,975      4,987,500
                                                                                                        ------------   ------------
                                                                                                           8,446,353      8,400,000
===================================================================================================================================
Property                NR*      NR*             2,000,000  Rockefeller Center Properties, 11.404% due
Management--0.5%                                            12/31/2000 (d)                                 1,559,688      1,570,000
===================================================================================================================================
Retail Specialty--1.0%  B        B2              1,000,000  TM Group Holdings, 11% due 5/15/2008 (b)       1,000,000        987,500
                        B-       B3              2,000,000  United Auto Group, Inc., 11% due 7/15/2007     1,972,492      1,810,000
                                                                                                        ------------   ------------
                                                                                                           2,972,492      2,797,500
===================================================================================================================================
Shipping--2.9%          B+       B3              4,000,000  Equiman Shipholdings, Ltd., 9.875% due
                                                            7/01/2007                                      4,000,000      3,560,000
                        B+       B2              2,500,000  Global Ocean Carriers Ltd., 10.25% due
                                                            7/15/2007                                      2,464,610      1,975,000
                        BB       Ba2             3,000,000  Stena AB, 8.75% due 6/15/2007                  3,000,000      2,880,000
                                                                                                        ------------   ------------
                                                                                                           9,464,610      8,415,000
===================================================================================================================================
Sovereign               BB-      B1              2,000,000  Republic of Brazil, 10.125% due 5/15/2027      1,865,499      1,120,000
Government
Obligations--0.4%
===================================================================================================================================
Telephone               NR*      NR*             4,000,000  American Tower Systems Co., Term, due
Communications--                                            12/16/2006**                                   3,990,161      4,010,000
15.2%                                                       Cellular Inc.**:
                        NR*      NR*               586,527   Term B, due 9/30/2006                           585,126        588,360
                        NR*      NR*             1,161,440   Term C, due 3/31/2007                         1,158,654      1,165,795
                        NR*      NR*             3,252,033   Term D, due 9/30/2007                         3,244,201      3,264,228
                        B-       Caa1              850,000  Dolphin Telecom PLC, 11.50% due 6/01/2008
                                                            (b)(d)                                           492,626        416,500
                        NR*      NR*             2,100,000  E. Spire Communications Inc., 10.52% due
                                                            7/01/2008 (b)(d)                               1,284,404        976,500
                                                            Esprit Telecom Group PLC (b):
                        B-       Caa1              650,000   10.875% due 6/15/2008                           650,000        612,625
                        B-       Caa1        DM    600,000   11% due 6/15/2008                               336,587        316,596
                        B+       B2         US$  2,500,000  Grupo Iusacell S.A., 10% due 7/15/2004         2,500,000      2,037,500
                        B        B2              2,000,000  Intermedia Communications of Florida Inc.,
                                                            8.875% due 11/01/2007                          2,000,000      1,900,000
                                                            Metronet Communications, Inc.:
                        B        B3              3,500,000   12% due 8/15/2007 (e)                         3,466,309      3,710,000
                        B        B3              1,050,000   9.95% due 6/15/2008 (b)(d)                      659,475        551,250
                                                            NEXTLINK Communications, Inc.:
                        B        B3              1,500,000   9% due 3/15/2008                              1,497,065      1,350,000
                        NR*      B3              3,000,000   9.45% due 4/15/2008 (d)                       1,957,599      1,560,000
                        NR*      NR*             3,117,187  Omnipoint Corp., Term C, due 2/17/2006**       3,117,187      3,124,980
                        B+       B3              2,000,000  PTC International Finance B.V., 10.269%
                                                            due 7/01/2007 (d)                              1,383,295      1,310,000
                        B-       B3                500,000  Primus Telecommunications Group Inc.,
                                                            11.75% due 8/01/2004                             517,500        490,000
                        NR*      NR*             5,000,000  Sprint Spectrum L.P., Term, due 5/29/2004**    5,062,500      5,003,125
                        NR*      NR*             5,000,000  Telecorp PCS, Term B, due 1/15/2008**          4,990,081      4,975,000
                                                            Telegroup Inc.:
                        NR*      NR*             1,500,000   8% due 11/1/2000 (d)                          1,282,835      1,072,500
                        NR*      NR*             1,500,000   8% due 4/15/2005 (b)                          1,500,000      1,200,000
                        CCC+     NR*             2,000,000  Telesystems International Wireless, Inc.,
                                                            11.929% due 6/30/2007 (d)                      1,327,641      1,200,000
                        NR*      NR*             2,500,000  Western PCS, Term B, due 6/30/2007**           2,495,066      2,509,375
                                                                                                        ------------   ------------
                                                                                                          45,498,312     43,344,334
===================================================================================================================================
Textile Mill                                                Joan Fabrics**:
Products--2.4%          NR*      NR*             3,598,158   Term B, due 6/30/2005                         3,593,267      3,595,909
                        NR*      NR*             1,870,000   Term C, due 6/30/2006                         1,867,412      1,868,831
                        BB       NR*             1,300,000  Westpoint Stevens Inc., 7.875% due
                                                            6/15/2008                                      1,283,033      1,272,375
                                                                                                        ------------   ------------
                                                                                                           6,743,712      6,737,115
===================================================================================================================================
Transportation          CCC-     Ba3             3,000,000  Ameritruck Distribution, 12.25% due
Services--5.5%                                              11/15/2005                                     3,210,000      1,417,500
                        NR*      NR*             4,710,811  Atlas Freight, Term, due 5/29/2004**           4,700,664      4,716,699
                        BB-      NR*             4,250,000  Autopistas del Sol S.A., 10.25% due
                                                            8/01/2009 (b)                                  4,293,750      3,123,750
                        B+       B1              3,000,000  Coach USA, Inc., 9.375% due 7/01/2007          3,000,000      2,880,000
                        B        NR*             3,000,000  MRS Logistica S.A., 10.625% due
                                                            8/15/2005 (b)                                  2,968,942      2,092,500
                        B-       Caa1            2,000,000  Trism Inc., 10.75% due 12/15/2000              2,010,000      1,610,000
                                                                                                        ------------   ------------
                                                                                                          20,183,356     15,840,449
===================================================================================================================================
Utilities--0.8%         B+       Ba1             2,500,000  AES Corporation, 8.50% due 11/01/2007 (b)      2,495,278      2,375,000
===================================================================================================================================
                                                            Total Investments in Corporate Debt
                                                            Obligations--145.6%                          443,274,500    416,331,775
===================================================================================================================================


                                      8 & 9

                                     Debt Strategies Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                                  Shares                                                                  Value
   INDUSTRIES                                      Held             Preferred Stocks & Warrants             Cost         Note 1a)
===================================================================================================================================
Broadcast--Radio &                                      22  Paxson Communications, Inc. (Convertible)
Television--0.2%                                            (b)(c)                                      $    220,000   $     22,000
                                                        44  Paxson Communications, Inc.--Units (b)(c)        440,000        418,000
                                                        22  Paxson Communications, Inc. (Warrants) (a)             0              0
                                                                                                        ------------   ------------
                                                                                                             660,000        440,000
===================================================================================================================================
Health Services--0.1%                              318,830  WGL Holdings, Inc. (Warrants) (a)                318,830        318,830
===================================================================================================================================
Telephone                                            3,500  Metronet Communications, Inc. (Warrants)
Communications--                                            (a)                                               35,875        112,856
0.0%                                                 2,000  Unifi Communications, Inc. (Warrants) (a)        113,180             20
                                                                                                        ------------   ------------
                                                                                                             149,055        112,876
===================================================================================================================================
                                                            Total Investments in Preferred Stocks &
                                                            Warrants--0.3%                                 1,127,885        871,706
===================================================================================================================================
                                                   Face
                                                  Amount               Short-Term Securities
===================================================================================================================================
Commercial                                  US$    905,000  General Motors Acceptance Corp., 5.81% due
Paper***--0.3%                                              9/01/1998                                        905,000        905,000
===================================================================================================================================
                                                            Total Investments in Short-Term
                                                            Securities--0.3%                                 905,000        905,000
===================================================================================================================================
                                                            Total Investments--146.2%                   $445,307,385    418,108,481
                                                                                                        ============
                                                            Unrealized Depreciation on Forward Foreign
                                                            Exchange Contracts--Net****--0.0%                               (39,742)
                                                            Liabilities in Excess of Other
                                                            Assets--(46.2%)                                            (132,023,993)
                                                                                                                       ------------
                                                            Net Assets--100.0%                                         $286,044,746
                                                                                                                       ============
===================================================================================================================================

      (a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustments under certain conditions until the expiration date.
      (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (c) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
      (d) Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
      (e) Each $1,000 face amount contains one warrant of Metronet Communications, Inc.
      (f)   The security is a perpetual bond and has no definite maturity date.
      *     Not Rated.
      ** Floating or Variable Rate Corporate Debt--The interest rates on floating or variable rate corporate debt are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate) or, in some cases, another base lending rate. Corporate loans represent 77.0% of the Fund's net assets.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      **** Forward foreign exchange contracts as of August 31, 1998 were as follows:
            --------------------------------------------------------------------
            Foreign                     Expiration             Unrealized
            Currency Sold                  Date          Depreciation (Note 1c)
            --------------------------------------------------------------------
            DM            597,733     September 1998           $ (4,544)
            DM          2,170,000      November 1998            (22,414)
            (pound)       347,588      November 1998            (12,784)
            --------------------------------------------------------------------
            Total Unrealized Depreciation on
            Forward Foreign Exchange Contracts--Net
            (USD Commitment--$2,116,799)                       $(39,742)
                                                               ========
            --------------------------------------------------------------------

See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of August 31, 1998
============================================================================================================================
Assets:              Investments, at value (identified cost--$445,307,385) (Note 1b) ..........                 $418,108,481
                     Cash .....................................................................                      150,745
                     Foreign cash (Note 1d) ...................................................                       15,225
                     Receivables:
                      Interest ................................................................ $ 7,027,752
                      Securities sold .........................................................   2,841,596
                      Principal paydowns ......................................................     255,350       10,124,698
                                                                                                -----------
                     Deferred facility fees ...................................................                       30,623
                     Deferred organization expenses (Note 1g) .................................                       50,720
                     Prepaid expenses and other assets ........................................                      236,206
                                                                                                                ------------
                     Total assets .............................................................                  428,716,698
                                                                                                                ------------
============================================================================================================================
Liabilities:         Loans (Note 6) ...........................................................                  135,000,000
                     Unrealized depreciation on forward foreign exchange contracts (Note 1c) ..                       39,742
                     Payables:
                      Interest on loans (Note 6) ..............................................     660,323
                      Commitment fees .........................................................     621,967
                      Investment adviser (Note 2) .............................................     211,553
                      Dividends to shareholders (Note 1h) .....................................     188,812        1,682,655
                                                                                                -----------
                     Accrued expenses and other liabilities ...................................                    5,949,555
                                                                                                                ------------
                     Total liabilities ........................................................                  142,671,952
                                                                                                                ------------
============================================================================================================================
Net Assets:          Net assets ...............................................................                 $286,044,746
                                                                                                                ============
============================================================================================================================
Capital:             Common Stock, $.10 par value, 200,000,000 shares authorized ..............                  $ 3,137,945
                     Paid-in capital in excess of par .........................................                  310,257,729
                     Undistributed investment income--net .....................................                    2,525,485
                     Accumulated realized capital losses on investments and foreign currency
                     transactions--net (Note 8) ...............................................                   (2,638,290)
                     Unrealized depreciation on investments and foreign currency
                     transactions--net ........................................................                  (27,238,123)
                                                                                                                ------------
                     Total--Equivalent to $9.12 per share based on 31,379,454 shares of
                     capital stock outstanding (market price--$7.9375) ........................                 $286,044,746
                                                                                                                ============
============================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                                     Debt Strategies Fund, Inc., August 31, 1998

STATEMENT OF OPERATIONS

                     For the Six Months Ended August 31, 1998
============================================================================================================================
Investment Income    Interest and discount earned ............................................                  $ 20,553,099
(Note 1f):           Facility and other fees .................................................                       214,195
                                                                                                                ------------
                     Total income ............................................................                    20,767,294
                                                                                                                ------------
============================================================================================================================
Expenses:            Loan interest expense (Note 6) ..........................................  $ 3,903,781
                     Investment advisory fees (Note 2) .......................................    1,336,744
                     Professional fees .......................................................       59,747
                     Accounting services (Note 2) ............................................       48,727
                     Borrowing costs (Note 6) ................................................       27,740
                     Directors' fees and expenses ............................................       20,435
                     Custodian fees ..........................................................       19,943
                     Transfer agent fees (Note 2) ............................................       18,787
                     Listing fees ............................................................       16,979
                     Printing and shareholder reports ........................................       14,577
                     Amortization of organization expenses (Note 1g) .........................        6,266
                     Pricing services ........................................................        4,221
                     Other ...................................................................        5,946
                                                                                                -----------
                     Total expenses ..........................................................                     5,483,893
                                                                                                                ------------
                     Investment income--net ..................................................                    15,283,401
                                                                                                                ------------
============================================================================================================================
Realized &           Realized gain (loss) from:
Unrealized Gain       Investments--net .......................................................   (1,274,991)
(Loss) On             Foreign currency transactions--net .....................................        7,602       (1,267,389)
Investments &                                                                                   -----------
Foreign Currency     Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net .......................................................  (31,386,717)
(Notes 1c, 1d,        Foreign currency transactions--net .....................................      (39,219)     (31,425,936)
1f & 3):                                                                                        -----------     ------------
                     Net Decrease in Net Assets Resulting from Operations ....................                  $(17,409,924)
                                                                                                                ============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six    For the Period
                                                                                                Months Ended    May 30, 1997+
                                                                                                 August 31,    to February 28,
                     Increase (Decrease) in Net Assets:                                             1998           1998
============================================================================================================================
Operations:          Investment income--net .................................................. $ 15,283,401     $ 22,033,100
                     Realized loss on investments and foreign currency transactions--net .....   (1,267,389)      (1,451,593)
                     Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net ......................................  (31,425,936)       4,187,813
                                                                                               ------------     ------------
                     Net increase (decrease) in net assets resulting from operations .........  (17,409,924)      24,769,320
                                                                                               ------------     ------------
============================================================================================================================
Dividends to         Investment income--net ..................................................  (15,079,425)     (19,630,899)
Shareholders                                                                                   ------------     ------------
(Note 1h):           Net decrease in net assets resulting from dividends to shareholders .....  (15,079,425)     (19,630,899)
                                                                                               ------------     ------------
============================================================================================================================
Capital Share        Proceeds from issuance of Common Stock ..................................           --      312,000,000
Transactions         Value of shares issued in reinvestment of dividends .....................      799,403          936,916
(Notes 1g & 4):      Offering costs resulting from the issuance of Common Stock ..............           --         (440,645)
                                                                                               ------------     ------------
                     Net increase in net assets resulting from capital share transactions ....      799,403      312,496,271
                                                                                               ------------     ------------
============================================================================================================================
Net Assets:          Total increase (decrease) in net assets .................................  (31,689,946)     317,634,692
                     Beginning of period .....................................................  317,734,692          100,000
                                                                                               ------------     ------------
                     End of period* .......................................................... $286,044,746     $317,734,692
                                                                                               ============     ============
============================================================================================================================
                    *Undistributed investment income--net .................................... $  2,525,485     $  2,482,893
                                                                                               ============     ============

STATEMENT OF CASH FLOWS

                                                                                                               For the Six
                                                                                                               Months Ended
                                                                                                             August 31, 1998
============================================================================================================================
Cash Provided        Net decrease in net assets resulting from operations ..................................    $(17,409,924)
by Operating         Adjustments to reconcile net decrease in net assets resulting from operations to
Activities:          net cash provided by operating activities:
                      Decrease in receivables ..............................................................         569,988
                      Increase in other assets .............................................................        (166,720)
                      Increase in other liabilities ........................................................       2,647,264
                      Realized and unrealized loss on investments and foreign currency transactions--net ...      32,693,325
                      Amortization of discount .............................................................        (511,975)
                                                                                                                ------------
                     Net cash provided by operating activities .............................................      17,821,958
                                                                                                                ------------
============================================================================================================================
Cash Provided        Proceeds from sales of long-term investments ..........................................     124,856,531
by Investing         Purchases of long-term investments ....................................................    (119,922,096)
Activities:          Purchases of short-term investments ...................................................     (26,888,213)
                     Proceeds from sales and maturities of short-term investments ..........................      25,989,000
                                                                                                                ------------
                     Net cash provided by investing activities .............................................       4,035,222
                                                                                                                ------------
============================================================================================================================
Cash Used            Cash receipts from borrowings .........................................................     108,500,000
for Financing        Cash payments on borrowings ...........................................................    (116,100,000)
Activities:          Dividends paid to shareholders ........................................................     (14,091,210)
                                                                                                                ------------
                     Net cash used for financing activities ................................................     (21,691,210)
                                                                                                                ------------
============================================================================================================================
Cash:                Net increase in cash ..................................................................         165,970
                     Cash at beginning of period ...........................................................               0
                                                                                                                ------------
                     Cash at end of period .................................................................    $    165,970
                                                                                                                ============
============================================================================================================================
Cash Flow            Cash paid for interest ................................................................    $  4,652,207
Information:                                                                                                    ============
============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.


                                    12 & 13

                                     Debt Strategies Fund, Inc., August 31, 1998

FINANCIAL HIGHLIGHTS

                     The following per share data and ratios have been derived                  For the Six   For the Period
                     from information provided in the financial statements.                    Months Ended    May 30, 1997+
                                                                                                August 31,       to Feb. 28,
                     Increase (Decrease) in Net Asset Value:                                       1998             1998
============================================================================================================================
Per Share            Net asset value, beginning of period ...................................  $      10.15     $      10.00
Operating                                                                                      ------------     ------------
Performance:         Investment income--net .................................................           .48              .71
                     Realized and unrealized gain (loss) on investments and foreign currency
                     transactions--net ......................................................         (1.03)             .09
                                                                                               ------------     ------------
                     Total from investment operations .......................................          (.55)             .80
                                                                                               ------------     ------------
                     Less dividends from investment income--net .............................          (.48)            (.63)
                                                                                               ------------     ------------
                     Capital charge resulting from the issuance of Common Stock .............            --             (.02)
                                                                                               ------------     ------------
                     Net asset value, end of period .........................................  $       9.12     $      10.15
                                                                                               ============     ============
                     Market price per share, end of period ..................................  $     7.9375     $    10.5625
                                                                                               ============     ============
============================================================================================================================
Total Investment     Based on market price per share ........................................        (21.02%)++        12.38%++
Return:**                                                                                      ============     ============
                     Based on net asset value per share .....................................         (5.56%)++         7.99%++
                                                                                               ============     ============
============================================================================================================================
Ratios to Average    Expenses, net of reimbursement and excluding interest expense ..........          1.01%*            .61%*
Net Assets:                                                                                    ============     ============
                     Expenses, net of reimbursement .........................................          3.50%*           2.28%*
                                                                                               ============     ============
                     Expenses ...............................................................          3.50%*           2.56%*
                                                                                               ============     ============
                     Investment income--net .................................................          9.75%*           9.64%*
                                                                                               ============     ============
============================================================================================================================
Leverage:            Amount of borrowings, end of period (in thousands) .....................  $    135,000     $    142,600
                                                                                               ============     ============
                     Average amount of borrowings outstanding during the period (in
                     thousands) .............................................................  $    132,410     $     85,903
                                                                                               ============     ============
                     Average amount of borrowings outstanding per share during the period ...  $       4.22     $       2.79
                                                                                               ============     ============
============================================================================================================================
Supplemental         Net assets, end of period (in thousands) ...............................  $    286,045$         317,735
Data:                                                                                          ============     ============
                     Portfolio turnover .....................................................         27.06%           43.79%
                                                                                               ============     ============
============================================================================================================================

      +     Commencement of operations.
      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Debt Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol DBS.

(a) Corporate debt obligations--The Fund invests principally in debt obligations of companies, including corporate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Corporate loans will be valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, corporate loans will be valued at the average of the mean between the bid and asked quotes received by one or more brokers, if available.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determines prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps, and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Positions in options are valued at the last sale price on the market where any such option is principally traded. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market price quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

o Options--The Fund is authorized to write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium


                                    14 & 15

                                     Debt Strategies Fund, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted to income over the term of the related loan.

(g) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on the first day of the next fiscal year beginning after December 15, 1998. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(h) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform the investment advisory function. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

For the six months ended August 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $163 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended August 31, 1998 were $118,922,096 and $127,953,477, respectively.

Net realized gains (losses) for the six months ended August 31, 1998 and net unrealized gains (losses) as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .....................      $(1,274,991)      $(27,198,904)
Forward foreign exchange contracts ........            7,574            (39,742)
Foreign currency transactions .............               28                523
                                                 -----------       ------------
Total .....................................      $(1,267,389)      $(27,238,123)
                                                 ===========       ============
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized depreciation for Federal income tax purposes aggregated $27,198,904, of which $1,014,417 related to appreciated securities and $28,213,321 related to depreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $445,307,385.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of Common Stock, par value $.10 per share. Shares issued and outstanding during the six months ended August 31, 1998 increased by 76,456 as a result of dividend reinvestment.

5. Unfunded Loan Interests:

As of August 31, 1998, the Fund had unfunded loan commitments of $7,216,928, which would be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------
                                                                     Unfunded
                                                                    Commitment
Borrower                                                          (in thousands)
--------------------------------------------------------------------------------
Centennial Inc. ............................................             $   45
E & S Holdings Corp. .......................................              1,921
Metro Goldwyn Mayer (MGM) ..................................                515
NTL Group Inc. .............................................              1,403
Teligent, Inc. .............................................              3,333
--------------------------------------------------------------------------------

6. Short-Term Borrowings:

On August 4, 1998, the Fund entered into a one-year credit agreement with The Bank of New York, Fleet National Bank and certain other institutions party thereto. The agreement is a $160,000,000 credit facility bearing interest at the prime rate, Federal Funds rate plus 0.50% and/or LIBOR plus 0.50%. For the six months ended August 31, 1998, the average amount borrowed by the Fund was approximately $132,410,000 and the daily weighted average interest rate was 5.88%. For the six months ended August 31, 1998, facility and commitment fees were $27,740.

7. Commitments:

At August 31, 1998, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell various foreign currencies with an approximate value of $14,000.

8. Capital Loss Carryforward:

At August 31, 1998, the Fund had a net capital loss carryforward of approximately $263,000, all of which expires in 2006. This amount will be available to offset like amounts of any future taxable gains.

9. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080482 per share, payable on September 30, 1998 to shareholders of record as of September 22, 1998.


                                    16 & 17

                                     Debt Strategies Fund, Inc., August 31, 1998

PORTFOLIO INFORMATION

As of August 31, 1998

                                                                     Percent of
Quality Ratings                                                       Long-Term
S&P/Moody's*                                                         Investments
--------------------------------------------------------------------------------
BBB/Baa .............................................................      1.8%
BB/Ba ...............................................................     13.0
B/B .................................................................     37.1
CCC/Caa .............................................................      0.3
NR (Not Rated) ......................................................     47.8
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                     Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Telephone Communications ............................................     10.1%
Health Services .....................................................      9.3
Paper ...............................................................      6.0
Chemicals ...........................................................      5.9
Metals & Mining .....................................................      5.3
--------------------------------------------------------------------------------

                                                                     Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Fred Meyer ..........................................................      3.5%
E & S Holdings Corp. ................................................      2.4
Stone Container Corporation .........................................      2.3
Sun Healthcare Group, Inc. ..........................................      1.9
Favorite Brands International Inc. ..................................      1.6
Huntsman Corporation ................................................      1.4
Riverwood International, Inc. .......................................      1.3
Joan Fabrics ........................................................      1.3
AmeriServe Food Company .............................................      1.3
GS Technologies Operating Co. .......................................      1.3
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
R. Douglas Henderson, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
110 Washington Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

DBS


                                    18 & 19

This report, including the financial information herein, is transmitted to the shareholders of Debt Strategies Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change. Printed on post-consumer recycled paper

Debt Strategies
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #DEBT01--8/98

[RECYCLE LOGO] Printed on post-consumer recycled paper